UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2011

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on August 31, 2011, stockholders voted on the election of Directors to the Board; the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year; an advisory vote to approve the compensation of named executive officers; and an advisory vote on the frequency of advisory votes to approve the compensation of named executive officers.  The holders of 105,905,457 shares of Class A common stock, or approximately 91% of the eligible voting shares, were represented at the meeting in person or by proxy.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal).  The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Name	Votes For	Authority Withheld

Peter A. Cohen	87,786,421	1,902,925
Katherine Elizabeth Dietze	87,855,526	1,833,820
Steven Kotler	87,416,100	2,273,246
George M.L. LaBranche, IV	87,655,138	2,034,208
Jerome S. Markowitz	87,474,098	2,215,248
Jack H. Nusbaum	66,989,355	22,699,991
John E. Toffolon, Jr.	87,449,070	2,240,276
Joseph R. Wright	87,874,146	1,815,200

Broker non-votes for each director totaled 16,216,111.

The stockholders’ vote ratified the appointment of the independent auditor.  The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain	Broker Non- Vote
Ratification of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Year Ending December 31, 2011	105,418,044	465,164	22,249	0

The stockholders’ advisory vote approved the compensation of the named executive officers.  The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain	Broker Non- Vote
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	85,272,416	1,073,493	3,343,437	16,216,111

The stockholders also cast an advisory vote recommending the frequency of advisory votes to approve the compensation of named executive officers. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	One Year	Two Years	Three Years	Abstain	Broker Non-Vote
Advisory Vote on the Frequency of Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers	32,889,184	76,783	53,332,256	3,391,123	16,216,111

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: August 31, 2011	By:	/s/ Owen S. Littman
	Name:	Owen S. Littman
	Title:	General Counsel